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                                 Exhibit (21)

                        SUBSIDIARIES OF THE REGISTRANT

                                                          State of
                                                        Incorporation
                                                        --------------

SouthTrust Corporation ..............................    Not Applicable
SouthTrust Bank of Alabama, N.A.                           (1)
    SouthTrust Mortgage Corporation .................    Delaware
    SouthTrust Mobile Services, Inc. ................    Alabama
    SC Realty, Inc. .................................    Delaware
    Jackson, Incorporated ...........................    Delaware
    Magic City, Inc. ................................    Delaware
      Magic City Three, Inc. ........................    Delaware
    SouthTrust Data Services, Inc. ..................    Alabama
      SouthTrust Technology, Inc. ...................    Alabama
    SouthTrust Capital Funding Corporation...........    Delaware
    SouthTrust Investment Services, Inc. ............    Delaware
    SouthTrust Fiduciary Services, Inc...............    Delaware
SouthTrust Bank of Russell County ...................    Alabama
    Wind Creek Insurance Agency, Inc.................    Alabama
SouthTrust Bank of Columbus, N.A. ...................      (1)
SouthTrust of Florida, Inc. .........................    Florida
    SouthTrust Bank of Florida, N.A..................      (1)
      SouthTrust Estate & Trust Company .............    Florida
    SouthTrust Bank of Northwest Florida ............    Florida
      Holmes Capital Corporation ....................    Florida
SouthTrust of South Carolina, Inc....................    South Carolina
    SouthTrust Bank of South Carolina, N.A. .........      (1)
SouthTrust of Tennessee, Inc. .......................    Tennessee
    SouthTrust Bank of Tennessee ....................    Tennessee
SouthTrust of Georgia, Inc. .........................    Georgia
    SouthTrust Bank of Georgia, N.A. ................      (1)
      SouthTrust Estate & Trust Company of
        Georgia, N.A. ...............................      (1)
      Southern Mortgage Group, Inc...................    Georgia
      Olympic City, Inc. ............................    Delaware
      Dekalb Finance Subsidiary, Inc. ...............    Georgia
      Consumer Financial Services, Inc. .............    Georgia
    SouthTrust Bank of North Georgia.................    Georgia
SouthTrust of North Carolina, Inc. ..................    North Carolina
SouthTrust Bank of North Carolina, N.A. .............      (1)
SouthTrust Bank of Central Carolina .................   North Carolina
    Friendly Financial Center, Inc. .................   North Carolina
    First State Service Corporation .................   North Carolina
    SouthTrust Capital Management, Inc. .............   North Carolina
    SouthTrust Estate and Trust Services of
      the Carolinas, Inc.............................   North Carolina
SouthTrust Leasing, Inc. ............................    Delaware
SouthTrust Financial Services, Inc. .................    Alabama
Southern Financial Advisors, Inc. ...................    Alabama
SouthTrust Securities, Inc. .........................    Delaware
SouthTrust Insurance Agency, Inc. ...................    Alabama


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                                 EXHIBIT (21)

                        SUBSIDIARIES OF THE REGISTRANT



                                                          State of
                                                        Incorporation
                                                        --------------

SouthTrust Life Insurance Company ...................    Arizona
SouthTrust Community Reinvestment Corporation .......    Alabama
Reef Resorts, Incorporated ..........................    Florida
Finance South, Inc...................................    Alabama
SouthTrust of Mississippi, Inc. .....................   Mississippi
  SouthTrust Bank of South Mississippi ..............   Mississippi
  First Jefferson Mortgage Company ..................   Mississippi
  First Jefferson Financial Company .................   Mississippi

(1)    National Banks are chartered under the laws of the United States.





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